SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

UTEK Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

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UTEK CORPORATION

202 South Wheeler Street
Plant City, Florida 33563

Dear Stockholder:

      You are cordially invited to attend our Annual Meeting of Stockholders on June 25, 2004, at 9:30 a.m., local time, at the Ramada Inn Plantation House, 2011 North Wheeler Street, Plant City, Florida 33563. You will be asked to consider and vote upon the following proposals:

•	to elect seven directors;

•	amend the Company’s 1999 Employee Stock Option Plan;

•	amend the Company’s 2000 Non-Qualified Stock Option Plan;

•	authorize the issuance of warrants to purchase shares of our common stock; and

•	approve the selection of Pender Newkirk & Company as our independent auditors for 2004.

      We will also review our past performance and answer your questions.

      You may vote by written proxy or by written ballot at the meeting. We look forward to seeing you, and would like to take this opportunity to remind you that your vote is very important.

Sincerely,

CLIFFORD M. GROSS
Chairman and Chief Executive Officer

Plant City, Florida

May 25, 2004

UTEK CORPORATION

202 South Wheeler Street
Plant City, Florida 33563
(813) 754-4330

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of UTEK Corporation:

      The 2004 Annual Meeting of Stockholders of UTEK Corporation (the “Company”) will be held at Ramada Inn Plantation House 2011 North Wheeler Street, Plant City, Florida 33563 on June 25, 2004 at 9:30 a.m., local time, for the following purposes:

1. To elect seven (7) directors of the Company who will serve for one (1) year, or until their successors are elected and qualified;

2. To approve certain amendments to the Company’s 1999 Employee Stock Option Plan;

3. To approve certain amendments to the Company’s 2000 Non-Qualified Stock Option Plan;

4. To authorize the Company to issue warrants to purchase up to 50,000 shares of the Company’s common stock;

5. To ratify the selection of Pender Newkirk & Company to serve as independent public accountants for the Company for the year ending December 31, 2004; and

6. To transact such other business as may properly come before the meeting.

      You have the right to receive notice and to vote at the annual meeting if you were a stockholder of record at the close of business on April 25, 2004. Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

CAROLE R. WRIGHT

Corporate Secretary

Plant City, Florida

May 25, 2004

This is an important annual meeting. To ensure proper representation at the annual meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the annual meeting, you still may attend the meeting and vote your shares in person.

UTEK CORPORATION

202 South Wheeler Street
Plant City, Florida 33563

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of UTEK Corporation (the “Company” or “UTEK”) for use at the Company’s 2004 Annual Meeting of Stockholders (the “Meeting”) to be held on June 25, 2004 at 9:30 a.m., local time, at the Ramada Inn Plantation House, Plant City, 2011 North Wheeler Street, Plant City, Florida 33563 and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about May 25, 2004.

      We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the executed proxy card, the shares covered by the proxy card will be voted for the election of the nominees as directors and for the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

      If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Corporate Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If a broker, bank, or other institution or nominee holds your shares for your account (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

Purpose of Meeting

      At the Meeting, you will be asked to vote on the following proposals:

1. To elect seven (7) directors of the Company who will serve for one (1) year, or until their successors are elected and qualified;

2. To approve certain amendments to the Company’s 1999 Employee Stock Option Plan;

3. To approve certain amendments to the Company’s 2000 Non-Qualified Stock Option Plan;

4. To authorize the Company to issue warrants to purchase up to 50,000 shares of the Company’s common stock;

5. To ratify the selection of Pender Newkirk & Company to serve as independent public accountants for the Company for the year ending December 31, 2004; and

6. To transact such other business as may properly come before the Meeting.

Voting Securities

      You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on April 25, 2004 (the “Record Date”). On April 25, 2004, there were 5,203,536 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

      If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s). An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment proposal. Broker non-votes will be treated as not present and not entitled to vote with respect to an adjournment proposal and will have no effect on the outcome of an adjournment proposal.

      The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the seven (7) nominees as directors. This means that the seven (7) nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

      The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to:

•	approve the amendments to the 1999 Incentive Stock Option Plan;

•	approve the amendments to the 2000 Non-Qualified Stock Option Plan;

•	authorize the issuance by the Company of warrants to purchase up to 50,000 shares of the Company’s common stock; and

•	ratify the selection of the Company’s independent accountants for the fiscal year ending December 31, 2004.

An abstention from voting on these proposals will have the effect of a negative vote with respect to these proposals. Broker non-votes will be treated as not present and not entitled to vote with respect to these proposals and will have no effect on the outcome of the vote on these proposals.

Information Regarding this Solicitation

      The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

      In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (without special compensation therefore).

Voting and Revocation of Proxies

      If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

      Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company’s Corporate Secretary, by a later dated proxy signed and returned by mail or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

Security Ownership of Management and Certain Beneficial Owners

      The following table sets forth certain information as of April 25, 2004, with respect to the beneficial ownership of the common stock by (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (ii) each of the Company’s executive officers and directors and (iii) all of the Company’s executive officers and directors as a group.

	Number of Shares of
	Common Stock		Percentage
Name and Address of Beneficial Owner(1)	Beneficially Owned		Beneficially Owned

Interested Directors:
Clifford M. Gross	2,057,254	(2)	37.4%
Sam Reiber	101,550	(3)	1.9%
Arthur Chapnik	31,250	(4)	*
Independent Directors:
Stuart Brooks	31,250	(5)	*
Kwabena Gyimah-Brempong	32,750	(6)	*
John Micek III	109,250	(7)	2.0%
Keith A. Witter	6,250	(8)	*

	Number of Shares of
	Common Stock	Percentage
Name and Address of Beneficial Owner(1)	Beneficially Owned	Beneficially Owned

Executive Officers:
Carole R. Wright	29,000 (9)	*
All directors and executive officers as a group	2,507,807	45.6%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each person listed in this table is c/o UTEK Corporation, 202 South Wheeler Street, Plant City, Florida 33566.

(2)	1,947,254 shares of common stock are held by Clifford M. Gross and his wife, Elissa-Beth Gross, jointly by the entireties. 10,700 of those shares are held by Dr. and Mrs. Gross as custodians for their minor children under the Uniform Gifts to Minors Act.

Includes 100,000 shares of common stock issuable upon the exercise of options held by Dr. Gross.

(3)	Includes 90,000 shares of common stock issuable upon the exercise of options held by Mr. Reiber; 3,050 shares of common stock held in the name of Linsky & Reiber; and 500 shares held by the Moses Reiber Trust. Mr. Reiber is a partner of Linsky & Reiber, a law firm in Tampa, Florida, and a co-trustee of the Moses Reiber Trust.

(4)	Includes 18,750 shares of common stock issuable upon exercise of options held by Mr. Chapnik.

(5)	Includes 18,750 shares of common stock issuable upon exercise of options held by Dr. Brooks.

(6)	Includes 1,500 shares of common stock held by Dr. Gyimah-Brempong and his wife and 18,750 shares of common stock issuable upon exercise of options held by Dr. Gyimah-Brempong.

(7)	Includes 26,250 shares of common stock issuable upon exercise of options held by Mr. Micek and 75,000 shares held by Silicon Prairie Partners, LP. Mr. Micek is the managing director of Silicon Prairie Partners, LP.

(8)	Includes 6,250 shares of common stock issuable upon exercise of options held by Mr. Witter.

(9)	Includes 14,000 shares of common stock held in the name of Myers & Wright, P.A., an accounting firm of which Ms. Wright is a partner; 15,000 shares of common stock issuable upon the exercise of options held by Ms. Wright.

Dollar Range of Securities Beneficially Owned By Directors

      Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of April 25, 2004.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Dollar Range of Equity Securities
Name of Director	Beneficially Owned (1)(2)(3)

Interested Directors:
Clifford M. Gross	Over $100,000
Sam Reiber	Over $100,000
Arthur Chapnik	Over $100,000
Independent Directors:
Kwabena Gyimah-Brempong	Over $100,000
John C. Micek III	Over $100,000
Stuart M. Brooks	Over $100,000
Keith A. Witter	$50,001-$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)	The dollar range of equity securities owned by each director in the Company is based on the closing price of $15.70 on April 25, 2004 on the American Stock Exchange.

PROPOSAL 1: ELECTION OF DIRECTORS

      As permitted by the Company’s bylaws, the board of directors has adopted a resolution setting the number of directors at seven (7) unless otherwise designated by the board of directors. Directors are elected for a term of one year expiring at the following annual meeting of stockholders. Directors serve until their successors are elected and qualified.

      The current directors, Clifford M. Gross, Sam Reiber, Stuart M. Brooks, Kwabena Gyimah-Brempong, Arthur Chapnik, John Micek III, and Keith A. Witter have been nominated for election for a one-year term expiring in 2004. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

      The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the seven (7) nominees as directors. This means that the seven (7) nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS NAMED
IN THIS PROXY STATEMENT.

Information about the Nominees

      Certain information with respect to each of the seven nominees for election at the Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company.

      In addition, the nominees for election as directors of the Company have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

      Moreover, the board of directors has determined that Stuart M. Brooks, Kwabena Gyimah-Brempong, John Micek III and Keith A. Witter are “independent directors” within the meaning of Section 121(A) of the American Stock Exchange Company Guide.

Nominees

Interested Directors

      Clifford M. Gross, Ph.D., 46, has served as the Company’s Chief Executive Officer and Chairman of the Board of directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, and from 1982 to 1984, Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985, Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as CEO of the Biomechanics Corp. of America until 1995. From 1996 to 1997, Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at the University of South Florida. Dr. Gross holds 18 patents and has authored numerous publications. Dr. Gross is an interested director because he is the Chief Executive Officer of the Company and owns, controls, or holds, directly or indirectly, more than 5% of the Company’s common stock. Dr. Gross’ father-in-law, Arthur Chapnik, is a director of the Company.

      Sam Reiber, J.D., 57, has served as the Company’s Vice President since December 2000 and has served as the Company’s General Counsel since 1997 and as a director since May 1998. Mr. Reiber is a founding partner of Linsky and Reiber, a law firm located in Tampa, Florida. Mr. Reiber has conducted a diversified practice of law in Tampa for 25 years. He received a Bachelor’s degree in economics from the University of Minnesota in 1969 and a Juris Doctor from the William Mitchell College of Law in 1974. Mr. Reiber is an interested director because he is the Vice President and the General Counsel of the Company.

      Arthur Chapnik, 64, has served as a director since May 1998. Mr. Chapnik is also the President of Harrison McJade & Co., Ltd., an apparel design and marketing company. Mr. Chapnik served as President of Samsung USA’s women’s apparel division from 1988 to 1990. Mr. Chapnik is an interested director because he is Dr. Gross’ father-in-law.

Independent Directors

      Stuart M. Brooks, M.D., 68, has served as a director since May 1998 and also serves as the Director of the Company’s Scientific Advisory Board. He is a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at the University of South Florida.

      Kwabena Gyimah-Brempong, Ph.D., 54, has served as a director since May 1998. Between May 1998 and December 1998, Dr. Gyimah-Brempong served as the Director of University Partnerships and was responsible for helping University Partnerships build relationships with American universities. Since 1994, Dr. Gyimah-Brempong has been a Professor of Economics at the University of South Florida School of Business. Dr. Gyimah-Brempong is currently economics program director at the national science foundation. Dr. Gyimah-Brempong has served as a consultant to many international organizations, including the United Nations’ economic commission for Africa, Stockholm international peace research institute, and African capacity building foundation.

      John Micek III, 51, has served as a director of the Company since June 2001. Since 2000, he has been a managing director of Silicon Prairie Partners, LP, a venture fund. Since September 1998, Mr. Micek has also served as President of JAL Enterprises (formerly Universal Assurors, Inc.), a member company of Universal Group, Inc., a Midwest group of insurance companies. From July 1997 to July 1998, he served as Chief Operating Officer for Protozoa, Inc. in San Francisco, California. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc. in San Francisco, California. He also serves as a director of Armanino Foods of Distinction, Inc. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco School of Law in 1979.

      Keith A. Witter, age 56, has served as a director of the Company since April 2003. Since 1982 Mr. Witter has been the President of FFP Investment Advisors, Inc., a financial services company. Mr. Witter is an attorney specializing in business, estate, and financial planning. From 1975 to 1980, he served as partner at the Dunlap Law Office in Rochester, Minnesota. From 1973 to 1975, he worked as an accountant after receiving his undergraduate degree at Gustavus Adolphus College in Business Administration and his law degree from the University of Minnesota. Mr. Witter serves as a director of Voice and Wireless Corporation.

Meetings of the Board of Directors and Committees

      The Company’s board of directors has established an audit committee and a compensation committee. During 2003, the board of directors held 12 board meetings. All directors, with the exception of Stuart Brooks, attended at least 75% of the aggregate number of meetings of the board of directors and applicable committee meetings on which each director served. The Company requires each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Each of the directors was present at the Company’s 2003 Annual Meeting of Stockholders.

Audit Committee

      The audit committee operates pursuant to a charter approved by the board of directors, which was amended as of March 5, 2004, and is attached to this Proxy Statement as Exhibit A. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of the Company’s financial statements through oversight and monitoring. The audit committee met 7 times during 2003. The audit committee is presently composed of three persons, including John Micek III, Kwabena Gyimah-Brempong and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The board of directors has determined that John Micek III is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Securities and Exchange Act of 1934.

Compensation Committee

      The compensation committee reviews and approves annual salaries and bonuses for all officers, reviews, approves and recommends to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administers the Company’s stock option plans and carries out the responsibilities required by the rules of the SEC. The compensation committee is presently composed of two persons, Stuart Brooks and Keith Witter, both of whom are considered independent under the rules promulgated by the American Stock Exchange. The compensation committee met two time(s) during 2003.

Nominating Committee

      The Company does not have a nominating committee. A majority of the Company’s independent directors, in accordance with the rules promulgated by the American Stock Exchange, recommends candidates for election as directors. The Company does not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

      In evaluating director nominees, the Company’s independent directors consider the following factors:

•	the appropriate size and composition of the Company’s board of directors;

•	whether the person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills, and experience of nominees in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of the board of directors;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

      The board of directors’ goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

      Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent directors of the board of directors may also consider such other factors as they may deem to be in the best interests of the Company and its stockholders. The board of directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the board of directors.

      The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the independent directors or the board of directors decides not to re-nominate a member for re-election, the independent directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Communication with the Board of Directors

      Stockholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if stockholders feel their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to the Company’s board of directors, c/o Corporate Secretary, 202 South Wheeler Street, Plant City, Florida 33563. All stockholder communications received by our Corporate Secretary in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

      Each executive officer, director and employee of the Company is subject to the Company’s Code of Ethics, a copy of which is available on the Company’s website at www.utekcorp.com.

Officers

      The following information, as of April 25, 2004, pertains to the Company’s officers who are not directors of the Company.

      Carole R. Wright, C.P.A., age 42, has served as Secretary and Treasurer since June 1999 and as Chief Financial Officer since March 2003. Ms. Wright also served as Chief Financial Officer of the Company from June 1999 until February 2001. Ms. Wright is also a partner of Myers, & Wright, P.A., conducting a diversified accounting practice in Tampa, Florida for over 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.

      William R. Porter, age 59, was appointed as Chief Technology Transfer Officer on February 25, 2002. From 1983 to 1998, Mr. Porter was an executive with AT&T/ Lucent where he was general manager and co-founder of the Intelligent Acoustics Systems Group within Bell Laboratories. From 1998 to 2001, Mr. Porter was Director of Business Development for the Digital Television and Entertainment Business Unit of Sarnoff Corporation. Recently, Mr. Porter was a technology business development consultant for NEC Research Institute where he was responsible for developing strategies to facilitate technology transfers for the Institute. Mr. Porter received a B.S. in Physics from Lamar University and an M.S. in Mathematics from Texas Southern University.

      Jeffrey D. Bleil, Ph.D., age 51, was appointed at Chief Technology Officer on July 24, 2003. Dr. Bleil has previously served as Research Fellow, Roche Institute of Molecular Biology, Assistant Professor and Principal Investigator at The Scripps Research Institute and founded and served as Director of Research at ZyGam, Inc. Dr. Bleil received his B.S. in Biological Chemistry from Lawrence University and a Ph.D. in Cell and Development Biology from Harvard Medical School. Dr. Bleil was a Postdoctoral Fellow at The MRC (Medical Research Council) Laboratory of Molecular Biology in Cambridge, England.

      Joel Edelson, age 46, was appointed as Vice President of Technology Alliances in November 17, 2003. Mr. Edelson has been an employee of UTEK since June 2000. Mr. Edelson brings 23 years of diversified sales & business development experience to UTEK. Over the last ten years, he has worked with several divisions of PSS World Medical, a national leader in medical equipment and supply distribution to the physician market. Most recently, he helped Diagnostic Imaging, Inc., a new PSS division focused on radiology sales and service, launch a start-up that achieved sales of $8 million in 2 1/2 years. Mr. Edelson received his Bachelor of Science degree in Journalism from the University of Florida.

      Marlin Gilbert, age 43, was appointed as Vice President on January 7, 2004. Mr. Gilbert has over 20 years of business development and management experience with a broad range of emerging and established companies. Prior to joining UTEK, he served as co-founder of Synthesized Logic and Vice President of Business Development at Arcot Systems. Mr. Gilbert was co-founder of TradingDynamics, which was acquired by Ariba, Inc., and Vice President of Marketing at Dimension X, which was acquired by Microsoft Corporation. In addition, he has held a variety of business development, marketing and sales positions with Silicon Graphics, Digital Research and NBI. Mr. Gilbert received a B.A. from Stanford University and an M.B.A. from the Harvard Business School.

      Doug Schaedler, age 32, was appointed as Vice President on March 15, 2004. Mr. Schaedler brings experience in evaluating and developing strategic alliances. Prior to joining UTEK, Mr. Schaedler served as a Principal at Praxis Capital Ventures, LP in New York. Previously, he was the Director of Corporate and Strategic Development at Verticalnet, Inc., and was a founder of BuyersUnite, an innovative purchasing aggregation firm. Mr. Schaedler received a B.A. from Tufts University and an M.B.A. from the University of Chicago, Graduate School of Business. He is a Chartered Financial Analyst.

      John D. Emanuel, age 67, has served as Vice President of UTEK since September 2001 and Chairman of PAX Technology Transfer, Ltd., a wholly owned subsidiary of the Company, since 1978. Mr. Emanuel was an honors graduate in Natural Sciences from Cambridge University, England. He served as Chairman of the Institute of International Licensing Practitioners (1985-93) and is a Council Member of the Licensing Executives Society.

      David G. Mooring, age 60, has served as Vice President of UTEK since September 2001 and Director of PAX Technology Transfer, Ltd., a wholly owned subsidiary of the Company, since 1988. Mr. Mooring was an honors graduate in Chemistry, Mechanical and Civil Engineering at Birmingham University. He is a fellow with the Institute of International Licensing Practitioners.

      John Allies, age 42, has served as Vice President of UTEK since September 2001 and Business Development Director of PAX Technology Transfer, Ltd., a wholly owned subsidiary of the Company, since 2000. Prior to joining PAX Technology Transfer, Ltd., Mr. Allies served as the Business Development Manager for Fosroc International from 1995 to 1999. In addition, Mr. Allies is the owner of John Allies Consultancy. Mr. Allies was an honors graduate in Chemistry, Mechanical and Civil Engineering at Birmingham University. He is a fellow with the Institute of International Licensing Practitioners.

Compensation of Executive Officers and Directors

      Compensation Table. The following table sets forth compensation that the Company paid during the year ended December 31, 2003 to all the directors and the three highest paid executive officers of the Company (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

			Pension or
	Aggregate	Securities	Retirement Benefits
	Compensation from	Underlying	Accrued as Part of	Directors Fees Paid
Name and Position	the Company(1)(2)	Options(3)	Company Expenses	by the Company

Interested Directors:
Clifford M. Gross	$225,000	—	$3,000	$—
Chairman and Chief Executive
Officer
Sam Reiber	$34,000	20,000	$1,020	$—
Vice President and General Counsel
Arthur Chapnik	$—	—	$—	$—
Director
Independent Directors:
Stuart M. Brooks	$—	—	$—	$500
Director

			Pension or
	Aggregate	Securities	Retirement Benefits
	Compensation from	Underlying	Accrued as Part of	Directors Fees Paid
Name and Position	the Company(1)(2)	Options(3)	Company Expenses	by the Company

Kawbena Gyimah-Brempong	$—	—	$—	$1,500
Director
John Micek III	$—	15,000	$—	$2,500
Director
Keith A. Witter	$—	25,000	$—	$2,000
Director
Executive Officers:
Carole R. Wright	$82,000	20,000	$2,460	$—
Chief Financial Officer, Treasurer
and Corporate Secretary
Michael O. Sullivan	$26,923	—	$—	$—
Former Chief Financial Officer(4)

(1)	The amounts included herein include salary and bonus.

(2)	There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.

(3)	See also “Stock Option Awards” detailed below.

(4)	Mr. Sullivan served as the Company’s Chief Financial Officer from January 1, 2002 to March 21, 2003.

Compensation of Non-Officer Directors

      Each non-officer directors earns $5,000 in compensation for acting as a director, the fees for 2003 were paid in January 2004. The Board members also receive $500 for attending each committee meeting. Non-officer directors are also eligible for stock option awards under the Company’s 2000 Non-Qualified Stock Option Plan. Certain non-officer directors of the Company received grants to purchase 40,000 shares of the Company’s common stock.

Stock Option Awards

      The following tables set forth the details relating to option grants in 2003 to Compensated Persons under the Company’s stock option plans, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plans.”

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Option Grants During 2003

Potential Realizable
Value at Assumed
Annual Rates of
	Number of				Stock Appreciation
	Securities	Percent of			Over 5-Year
	Underlying	Total Options	Exercise		Term(3)
	Options	Granted in	Price Per	Expiration
Name	Granted(1)	2003(2)	Share	Date	5%	10%

Interested Directors:
Clifford M. Gross	—	—	—	—
Sam Reiber	20,000	12.5	$5.64	4/1/08	25,005	30,011
Arthur Chapnik	—	—	—	—

					Potential Realizable
					Value at Assumed
					Annual Rates of
	Number of				Stock Appreciation
	Securities	Percent of			Over 5-Year
	Underlying	Total Options	Exercise		Term(3)
	Options	Granted in	Price Per	Expiration
Name	Granted(1)	2003(2)	Share	Date	5%	10%

Independent Directors:
Stuart Brooks	—	—	—	—
John Micek III	15,000	9.4	$6.75	4/24/08	18,754	22,508
Kwabena Gyimah-Brempong	—	—	—	—
Keith A. Witter	25,000	15.6	$6.99	5/1/08	31,257	37,514
Executive Officers:
Carole R. Wright	20,000	12.5	$5.64	4/1/08	25,005	30,011
Michael O. Sullivan(4)	—	—	—	—

(1)	Options granted to Mr. Reiber in 2003 are not subject to any vesting schedule. All other options granted to officers and directors in 2003 vest equally over three years beginning on the date of grant, with full vesting occurring on the third anniversary of the date of grant.

(2)	In 2003, the Company granted options to purchase a total of 160,000 shares.

(3)	Potential realizable value is calculated on 2003 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

(4)	Mr. Sullivan served as the Company’s Chief Financial Officer from January l, 2003 to March 21, 2003.

Option Exercises and Year-End Option Values

      The following table sets forth the details of option exercises by Compensated Persons during 2003 and the values of those unexercised options at December 31, 2003.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired		Options		In-the-Money Options(2)
	Upon	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
Clifford M. Gross	—	—	100,000	—	450,000	—
Sam Reiber	—	—	85,000	5,000	438,200	26,750
Arthur Chapnik	—	—	12,500	12,500	50,000	50,000
Independent Directors:
Stuart Brooks	—	—	12,500	12,500	50,000	50,000
John Micek III	—	—	16,250	23,750	66,313	98,938
Kwabena Gyimah-Brempong	—	—	12,500	12,500	50,000	50,000
Keith A. Witter	—	—	6,250	18,750	25,688	77,063
Executive Officers:
Carole R. Wright	20,000	$42,200	15,000	—	76,500	—
Michael O. Sullivan(3)	—	—	—	—	—	—

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price of $11.10 on December 31, 2003, net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2003.

(3)	Mr. Sullivan served as the Company’s Chief Financial Officer from January 1, 2003 to March 21, 2003.

Stock Option Plans

      The Company has two stock option plans: the UTEK Corporation Employee Stock Option Plan adopted in 1999 (the “1999 Plan”) and the 2000 Non-Qualified Stock Option Plan of UTEK Corporation adopted in 2000 (the “2000 Plan”).

      The purpose of the 1999 Plan is to enable the Company to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The 1999 Plan is administered by the Compensation Committee.

      Under the 1999 Plan, the Company is authorized to issue options to purchase up to 500,000 shares of the Company’s common stock. All officers and other salaried employees who are regularly employed by the Company are eligible to participate in the 1999 Plan. The Company may grant both incentive stock options within the meaning of Section 422 of the Internal Revenue Code and stock options that do not qualify for incentive treatment under the Internal Revenue Code.

      The exercise price of each incentive stock option under the plan will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

      Under the 2000 Plan, the Company is authorized to issue options to purchase up to 250,000 shares of the Company’s common stock. All officers and other salaried employees of the Company are eligible to participate in the 2000 Plan. In addition, non-officer directors are eligible to participate in the 2000 Plan in accordance with the provisions of the Investment Company Act of 1940.

      The Company may grant under the 2000 Plan only stock options that do not qualify for incentive treatment under Section 422 of the Internal Revenue Code. The exercise price for the 2000 Plan options will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

      Any non-officer director that is elected or appointed to the Company’s board of directors after April 16, 2002 will receive options to purchase 25,000 shares of common stock upon his or her election or appointment, with options to purchase 6,250 shares of common stock vested at the time of grant and an option to purchase an additional 6,250 shares of common stock vesting on each anniversary of the grant for three consecutive years.

Employment Agreement

      The Company has entered into a five-year employment agreement, effective September 1, 1999, with Clifford M. Gross. Dr. Gross has agreed to serve as the Company’s Chief Executive Officer. Dr. Gross receives an annual base salary of $150,000. In addition to his base salary, Dr. Gross received 100,000 stock options upon the completion of the initial public offering of the Company. Dr. Gross also receives an allowance for an automobile in the amount of $500 per month. Dr. Gross has agreed to devote substantially all of his time and attention to the business and affairs of the Company. The employment agreement contains a covenant not to compete for a one-year period immediately following termination of employment with the Company. In the event of a change of control, Dr. Gross is entitled to receive a bonus equal to twice his annual salary, “grossed-up” to cover any tax liability on such bonus. In addition, all stock options accelerate and become immediately vested. A change of control occurs as defined in the employment agreement when (i) a person or group becomes the beneficial owner of more than 30% of the Company’s outstanding securities; (ii) at any time, the board nominated slate of directors is not elected; (iii) the Company consummates a merger in which it is not the surviving entity or (iv) substantially all of the Company’s assets are sold or the Company’s stockholders approve the dissolution or liquidation of the Company. In the event of a change of control, based upon the past fiscal year’s salary, Dr. Gross would receive a maximum of $450,000.

Key Man Life Insurance

      The Company has obtained a “key man” life insurance policy in the amount of $500,000 on Clifford M. Gross. During 2003, the Company paid $740 in premiums on the policy, which is not considered compensation to Dr. Gross. The Company is the owner and beneficiary of the policy.

Certain Relationships and Related Party Transactions

      Sam Reiber, the Company’s General Counsel and a director of the Company, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber has received approximately $16,197 in compensation during the past fiscal year for services performed for the Company and holds 6,100 shares of the Company’s common stock.

      John Micek, a Director of the Company is also a partner in Silicon Prairie Partner, LP. Silicon Prairie Partners, LP purchased 17,000 shares of the Company’s common stock at $6.00 per share in a private placement offering in November 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC, the American Stock Exchange and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, all Section 16(a) filing requirements applicable to such persons were complied with.

PROPOSAL 2: APPROVAL TO AMEND

THE COMPANY’S 1999 INCENTIVE STOCK OPTION PLAN

      The Company established the 1999 Employee Stock Option Plan (the “1999 Plan”) to encourage stock ownership in the Company by officers and other employees, thus giving them a proprietary interest in the Company’s performance and also to reward outstanding performance and provide a means to attract and retain persons of outstanding ability to the service of the Company.

      The board of directors and its compensation committee, the latter of which consists entirely of directors who are not employees of the Company, believe that stock-based incentive compensation, particularly the award of stock options, is a key element of officer and employee compensation. Stock-based compensation advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and employees with the interests of the stockholders.

      As a business development company, we are permitted to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock so long as the number of shares of the

Company’s common stock issuable upon such subscription, conversion or purchase does not exceed 20% of the Company’s total shares outstanding. Currently, the 1999 Plan provides for the issuance of options to purchase a maximum of 500,000 shares of common stock, which represents approximately 9% of the 5,497,286 shares of common stock that were outstanding as of April 25, 2004. The 1999 Plan was last approved by stockholders in 1999 and at that time the 500,000 shares available in the 1999 Plan, when combined with any outstanding warrants or rights to purchase or subscribe for shares of the Company’s common stock, represented approximately 20% of the shares outstanding. The percentage of shares available under the 1999 Plan has been diluted by the additional shares that have been issued by the Company to support its operations and growth over the last 5 years.

      The Board of directors and its compensation committee are submitting to the stockholders for approval, an amendment to the existing 1999 Plan to increase the number of shares of common stock authorized for issuance under the 1999 Plan by 185,000 shares. The new options, when combined with the current outstanding but unexercised options under the 1999 Plan and 2000 Non Qualified Stock Option Plan, any outstanding warrants or rights to purchase or subscribe for shares of the Company’s common stock, and the options and warrants subject to stockholder approval under Proposals 3 and 4 in this Proxy Statement, would represent 20% of the outstanding common stock of the Company. The compensation committee and board of directors believe that the approval of this amendment is essential to further the long-term stability and financial success of the Company by attracting, motivating, and retaining qualified employees through the use of stock incentives.

Description of the Plan

      The following is a brief description of the material features of the 1999 Plan. Such description is qualified in its entirety by reference to the full text of the 1999 Plan, which is attached to this Proxy Statement as Exhibit B.

      Purpose. The purpose of the 1999 Plan is to advance the interests of the Company by providing officers and employees of the Company who have substantial responsibility for the direction and management of the Company with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

      Authorization. Under the existing 1999 Plan, options may be granted from time to time on up to 500,000 shares. As of April 25, 2004, the Company had granted 490,017 options (net of any cancellations and expirations), of which 65,000 have been exercised, and 4,983 options remain available for grant. The board of directors and its compensation committee proposes to amend the existing 1999 Plan to increase the number of shares authorized for issuance by 185,000 shares. The maximum number of shares that may be issued through the exercise of options granted under the 1999 Plan, as proposed to be amended, would be 685,000.

      Administration. The 1999 Plan is administered by the Company’s compensation committee which is comprised of members of the Company’s board of directors, who each shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and (b) be an “outside director” as the term is defined under Section 162(m) of the Internal Revenue Service Code.

      The compensation committee interprets the 1999 Plan and, to the extent and in the manner contemplated in the 1999 Plan, exercises the discretion reserved to it in the 1999 Plan. The decision of the compensation committee on any interpretation of the 1999 Plan or administration thereof shall be final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

      Terms of options. The compensation committee’s principal objective in awarding stock options to the eligible officers or employees of the Company is to align each participant’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such participant’s compensation with the performance of the Company’s stock and the value delivered to stockholders. Stock options are granted under the 1999 Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company’s stock price increases. The compensation committee determines the amount and features of the stock options, if any, to be awarded to participants. The compensation committee evaluates a number of criteria, including the past service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the 1999 Plan, including the participant’s current stock holdings, years of service, position with the Company, and other factors. The compensation committee does not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer or other employee under consideration. Pursuant to the Investment Company Act of 1940, options may not be repriced for any participant.

      Participants — officers and employees. The compensation committee determines and designates those officers and employees of the Company who are eligible to participate in the 1999 Plan. The compensation committee also determines the number of options to be awarded to each participant. In making these determinations, the compensation committee takes into account the past service of the participant and potential contributions to the success of the Company, and such other factors as the compensation committee deems relevant to accomplish the purposes of the 1999 Plan.

      As of the date of this Proxy Statement, approximately 14 persons were eligible to participate in the 1999 Plan. Options are not transferable other than by the laws of descent and distribution or with the permission of the compensation committee, which may allow options to be transferred to family members, or entities established for the benefit of family members, for estate planning purposes.

      Exercise of options. Options are exercisable at a price equal to the fair market value of the shares at the time the option is granted, except with respect to options that are intended to be incentive stock options (within the meaning of the Internal Revenue Code) and that are granted to any holder of 10% or more of the Company’s outstanding shares, in which case the exercise price will be not less than 110% of the then-current fair market value at the time of grant. The day on which the Company approves the granting of an option or the date specified in the 1999 Plan is considered the date on which the option is granted. For purposes of the 1999 Plan, the fair market value of the shares is the closing price of the shares on the American Stock Exchange on the trading day immediately preceding the date of the grant of the option.

      Options may contain such other terms and conditions as the compensation committee deems advisable, including, but not limited to, being subject to vesting schedules. Options granted to different participants or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the participant, which may not exceed ten years from the date the option is granted. The option period may not exceed five years if the option is intended to be an incentive stock option (within the meaning of the Internal Revenue Code) and the option is awarded to a holder of 10% or more of the Company’s outstanding shares.

      Effect of change in shares subject to the amended plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to an option and the option prices shall be appropriately adjusted by the compensation committee.

      Change of control. In the event of a change of control, all outstanding options will become fully vested and exercisable as of the change of control. A “change of control” is defined in the 1999 Plan to include a variety of events, including significant changes in our stock ownership, a merger and consolidation of the Company, and the sale or disposition of all or substantially all of the Company’s assets.

      Amendment and termination. The board of directors may amend or terminate the 1999 Plan at any time. While the board of directors may seek stockholder approval of an action modifying a provision of the

1999 Plan when deemed advisable, the board of directors may make certain modifications without stockholder approval (except with respect to the number of options authorized for issuance under the 1999 Plan). The 1999 Plan will terminate when all shares reserved for issuance have been issued upon the exercise of options or by action of the board of directors, whichever shall first occur.

      Resale of shares acquired pursuant to options. Participants purchasing shares pursuant to options may resell the shares through brokers or dealers at prevailing market prices. Any sales by participants who may be deemed affiliates of the Company must be made pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

      Accounting. Option grants made to officers and other employees under the 1999 Plan having a fixed exercise price that is at least equal to the fair market value of the underlying stock on the date of grant and giving the holder a right to purchase a fixed number of shares will not result under current accounting rules to any direct charge to our reported earnings. However, the fair market value of those awards is required to be disclosed in the notes to our financial statements, and we must also disclose in our financial statement notes the pro forma impact those awards would have upon our reported earnings and earnings per share if the fair value of those awards at the time of grant were treated as a compensation expense over the life of the option.

      The Financial Accounting Standards Board has issued a formal proposal to require that all forms of stock-based compensation, including options, be included as an expense on the Company’s statement of operations. Such changes in the accounting rules with respect to the treatment of stock options could affect the Company’s profitability in future financial statement periods.

      Federal tax consequences of the option plan. The following is a summary of certain federal income tax consequences of transactions under the 1999 Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

      Incentive stock options. In general, no income will be recognized by a participant and no deduction will be allowed to the Company with respect to the grant or exercise of an incentive stock option granted under the 1999 Plan. The difference between the exercise price and the fair market value of the shares of common stock on the date the option is exercised is, however, an adjustment item for the participant for purposes of the alternative minimum tax. When the stock received upon exercise of the option is sold, provided that the stock is sold more than two years after the date of grant of the option and more than one year after the date of exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. If the above mentioned holding period requirements of the Internal Revenue Code are not satisfied, the subsequent sale of stock received upon exercise of an incentive stock option is treated as a “disqualifying disposition.”

      In general, the participant will recognize taxable income at the time of such disqualifying disposition as follows: (i) ordinary income in an amount equal to the excess of (A) the lesser of the fair market value of the shares of common stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition over (B) the exercise price and (ii) capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares of common stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the participant will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of ordinary income the participant recognizes. Note that the tax treatment generally applies only to the extent that the participant is an employee of the Company at the time of the grant of the option and at all times during the period ending three months before the date of exercise.

      Non-qualified stock options. The grant of a non-qualified stock option under the 1999 Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

Vote Required

      The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE 1999 OPTION PLAN.

PROPOSAL 3: APPROVAL TO AMEND

THE COMPANY’S 2000 NON-QUALIFIED STOCK OPTION PLAN

      The Company established the 2000 Non-Qualified Stock Option Plan (the “2000 Plan”), to encourage stock ownership in the Company by officers, other employees and non-officer directors. The Company has principally used the 2000 Plan to grant non-qualified stock options to its non-officers directors.

      As a business development company, we are permitted to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock so long as the shares of the Company’s common stock issuable upon such subscription, conversion or purchase does not exceed 20% of the Company’s total shares outstanding. Currently, the 2000 Plan provides for the issuance of options to purchase a maximum of 250,000 shares of common stock, which represents approximately 5% of the 5,497,286 shares of common stock that were outstanding as of April 25, 2004. The 2000 Plan was last approved by stockholders in February, 2000 and at that time the 250,000 shares available in the 2000 Plan, when combined with the shares available under the 1999 Incentive Stock Option Plan and any outstanding warrants or rights to purchase or subscribe for shares of the Company’s common stock, represented approximately 20% of the shares outstanding. The percentage of shares available under the 2000 Plan has been diluted by the additional shares that have been issued by the Company to support its operations and growth over the last four years.

      The board of directors including all of the members of the board of directors who have no financial interest in the 2000 plan, and the compensation committee is submitting to the stockholders for approval, an amendment to the existing 2000 Plan to increase the number of shares of common stock authorized for issuance under the 2000 Plan by 65,000 shares. The new options, when combined with the current outstanding but unexercised options under the 1999 Plan and 2000 Plan, any outstanding warrants or rights to purchase or subscribe for shares of the Company’s common stock, and the options and warrants subject to stockholder approval under Proposals 2 and 4 in this Proxy Statement, would represent 20% of the outstanding common stock of the Company. The compensation committee and board of directors believe that the approval of this amendment is essential to further the long-term stability and financial success of the Company by attracting, motivating, and retaining qualified non-officer directors through the use of stock incentives.

Description of the 2000 Plan

      The following is a brief description of the material features of the 2000 Plan. Such description is qualified in its entirety by reference to the full text of the 2000 Plan, which is attached to this Proxy Statement as Exhibit C.

      Purpose. The purpose of the 2000 Plan is to advance the interests of the Company by providing officers, other employees and non-officer directors of the Company who have substantial responsibility for the direction and management of the Company with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

      Authorization. Under the existing 2000 Plan, options may be granted from time to time on up to 250,000 shares. As of April 25, 2004, the Company had granted 190,000 options (net of any cancellations and expirations), of which none have been exercised, and 60,000 options remain available for grant. The board of directors and its compensation committee proposes to amend the existing 2000 Plan to increase the number of shares authorized for issuance by 65,000 shares. The maximum number of shares that may be issued through the exercise of options granted under the 2000 Plan, as proposed to be amended, would be 315,000.

      Administration. The 2000 Plan is administered by the Company’s compensation committee which is comprised of members of the Company’s board of directors, who each shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and (b) be an “outside director” as the term is defined under Section 162(m) of the Internal Revenue Service Code.

      The compensation committee interprets the 2000 Plan and, to the extent and in the manner contemplated in the 2000 Plan, exercises the discretion reserved to it in the 2000 Plan. The decision of the compensation committee on any interpretation of the 2000 Plan or administration thereof shall be final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

      Terms of options. Stock options are granted under the 2000 Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company’s stock price increases. The compensation committee determines the amount and features of the stock options, if any, to be awarded to participants. The compensation committee evaluates a number of criteria, including the past service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the 2000 Plan, including the participant’s current stock holdings, years of service, position with the Company, and other factors. The compensation committee does not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer and other employee under consideration. Pursuant to the Investment Company Act of 1940, options may not be repriced for any participant.

      Participants — officers and employees. The compensation committee determines and designates those officers and other employees of the Company who are eligible to participate in the 2000 Plan. The compensation committee also determines the number of options to be awarded to each participant. In making these determinations, the compensation committee takes into account the past service of the participant and potential contributions to the success of the Company, and such other factors as the compensation committee deems relevant to accomplish the purposes of the 2000 Plan.

      Participants — non-officer directors. Pursuant to an SEC order, any non-officer director that is elected or appointed to the Company’s board of directors after April 16, 2002 will receive options to purchase 25,000 shares of common stock upon his or her election or appointment, with options to purchase 6,250 shares of common stock vested at the time of grant and an option to purchase an additional 6,250 shares of common stock vesting on each anniversary of the grant for three consecutive years.

      As of the date of this Proxy Statement, approximately seven persons were eligible to participate in the 2000 Plan. Options are not transferable other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

      Exercise of options. Options are exercisable at a price equal to the fair market value of the shares at the time the option is granted. The day on which the Company approves the granting of an option or the date specified in the 2000 Plan is considered the date on which the option is granted. For purposes of the 2000 Plan, the fair market value of the shares is the closing price of the shares on the American Stock Exchange on the trading day immediately preceding the date of the grant of the option.

      Options may contain such other terms and conditions, as the compensation committee deems advisable, including, but not limited to, being subject to vesting schedules. Options granted to different participants or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the participant, which may not exceed ten years from the date the option is granted.

      Effect of change in shares subject to the amended plan. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and the shares subject to an option and the option prices shall be appropriately adjusted by the compensation committee.

      Corporate Transactions. In the event of a merger or consolidation of the Company with or into another corporation in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which stockholders of the Company receive securities of the acquiring entity, all options shall be assumed or equivalent options shall be substituted by the successor entity.

      Amendment and termination. The board of directors may amend or alter, suspend or discontinue the 2000 Plan at any time. While the board of directors may seek stockholder approval of an action modifying a provision of the 2000 Plan when deemed advisable, the board of directors may make certain modifications without stockholder approval (except with respect to the number of options authorized for issuance under the 2000 Plan). The 2000 Plan will terminate when all shares reserved for issuance have been issued upon exercise of options or by action of the board of directors, whichever shall first occur.

      Resale of shares acquired pursuant to options. Participants purchasing shares pursuant to options may resell the shares through brokers or dealers at prevailing market prices. Any sales by participants who may be deemed affiliates of the Company must be made pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

      Accounting. Option grants made to officers, other employees and non-officer directors under the 2000 Plan having a fixed exercise price that is at least equal to the fair market value of the underlying stock on the date of grant and giving the holder a right to purchase a fixed number of shares will not result under current accounting rules to any direct charge to our reported earnings. However, the fair market value of those awards is required to be disclosed in the notes to our financial statements, and we must also disclose in our financial statement notes the pro forma impact those awards would have upon our reported earnings and earnings per share if the fair value of those awards at the time of grant were treated as a compensation expense over the life of the option.

      The Financial Accounting Standards Board has issued a formal proposal to require that all forms of stock-based compensation, including options, be included as an expense on the Company’s statement of operations. Such changes in the accounting rules with respect to the treatment of stock options could affect the Company’s profitability in future financial statement periods.

      Federal tax consequences of the option plan. The following is a summary of certain federal income tax consequences of transactions under the 2000 Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

      Non-qualified stock options. The grant of a non-qualified stock option under the 2000 Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

Vote Required

      The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 2000 PLAN.

Equity Compensation Plan Information

      The following table sets forth information as of December 31, 2003, with respect to compensation plans under which the Company’s equity securities are authorized for issuance. The table does not include information regarding the proposed amendment to the 1999 Plan and the 2000 Plan, which is subject to stockholder approval at this Meeting.

Equity Compensation Plan Information

	Number of		Number of Securities
	Securities to be		Remaining Available
	Issued Upon	Weighted-Average	For Future Issuance
	Exercise of	Exercise Price of	Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options, Warrants	Options, Warrants	(Excluding Securities
	and Rights	and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	720,017	$6.75	64,983
Equity compensation plans not approved by security holders	—	—	—
Total

PROPOSAL 4: APPROVAL OF WARRANT ISSUANCE PROPOSAL

      The board of directors believes it would be in the best interests of the Company to have the ability to issue warrants to purchase common stock under appropriate circumstances in connection with the capital raising and financing activities of the Company. Sections 18(d) and 61(a) of the Investment Company Act of 1940 restrict the ability of a business development company such as the Company to issue warrants, options or rights to subscribe or to convert to voting securities of the Company. If such securities are to be issued, the proposal must be approved by the stockholders of the business development company. Thus, the Company’s board of directors has approved and recommends to the stockholders for their approval a proposal to issue warrants to purchase up to 50,000 shares of common stock, which warrants may be accompanied by other securities or may not be accompanied by other securities of the Company (the “Warrant Proposal”).

Background and Reasons

      The Company’s management and the board of directors have determined that it would be advantageous to the Company to have the ability to issue warrants to purchase common stock in connection with the financing and capital raising activities of the Company. The ability to issue warrants to purchase common stock may be a cost-effective way for the Company to raise capital. The issuance of warrants is a common practice in connection with the sale of securities through private placements or obtaining debt financing and approval of this proposal would place the Company in substantially the same position as corporations that are not business development companies. Such warrants, which may be issued in connection with the issuance of preferred stock, common stock or debt of the Company, typically allow the purchaser of the securities to participate in any increase in the value of the issuer’s or borrower’s common stock. They are often sold or issued in conjunction with other securities that provide for a specified return, such as promissory notes or preferred stock. By allowing purchasers of the other securities to share in increases in the value of the common stock, such purchasers typically are willing to accept a lower specified return on the other securities than they would without the warrants. However, Section 61(a) of the Investment Company Act of 1940 sets forth certain requirements with regard to warrants that are not issued to directors, officers or employees of a business development company. Specifically, (i) such warrants must expire within 10 years of issuance, (ii) the exercise price for the warrants must not be less than the current market value of the common stock at the date of warrant issuance and (iii) the proposal to issue warrants must be authorized by the stockholders of the business development company and the individual issuances must be approved by a majority of the business development company directors who are not “interested persons” as defined in the Investment Company Act of 1940 on the basis that such issuance is in the best interest of the business development company and its stockholders. In addition, if such warrants are accompanied by other securities when issued, the warrants cannot be separately transferable unless no class of such warrants and the securities that accompany them has been publicly distributed.

      The Company has no immediate plans to issue any such warrants. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, the board of directors has approved and is seeking stockholder approval of the Warrant Proposal to issue warrants to purchase up to 50,000 shares of common stock either accompanied by or not accompanied by other securities of the Company. The final terms of any warrants (subject to the requirements noted in Section 61 of the Investment Company Act of 1940), including exercise price, term and vesting requirements will be determined by the board of directors at the time of issuance. Also, the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration will be considered and approved by the board of directors at the time of issuance. If such warrants are issued and if they are subsequently exercised, it would increase the number of outstanding shares of common stock. Any such exercise would be dilutive on the voting power of existing stockholders and could be dilutive with regard to dividends, if any, and other economic aspects of the common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

      If this proposal is approved, no further authorization from stockholders will be solicited by the Company prior to the issuance of any of the warrants.

Vote Required

      The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT PROPOSAL.

PROPOSAL 5: RATIFICATION OF

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The audit committee and the disinterested members of the board of directors have selected Pender Newkirk & Company as the independent public accountants for the Company for the year ending December 31, 2004. If the stockholders ratify the selection of Pender Newkirk & Company as the Company’s independent public accountants, Pender Newkirk & Company also will be the independent public accountants for all subsidiaries of the Company.

      Pender Newkirk & Company has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is expected that a representative of Pender Newkirk & Company will be present, will have the opportunity to make a statement if he or she so desires, and will be available to answer questions at the Meeting.

      On September 5, 2003, Ernst & Young LLP resigned as the Company’s independent certified public accountants effective immediately. On September 16, 2003, the Company engaged Pender Newkirk & Company to serve as its independent public accountants for the fiscal year ending December 31, 2003. The decision to engage Pender Newkirk & Company was approved by the Company’s Audit Committee and all of the members of the Company’s board of directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940.

      In connection with its audits for the two most recent fiscal years and through September 5, 2003, (1) there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for the two most recent fiscal years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The reports of Ernst & Young LLP on the consolidated financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      The Company had not consulted with Pender Newkirk & Company during the last two years and through September 16, 2003 on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion Pender Newkirk & Company might issue on the Company’s financial statements.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Pender Newkirk & Company as the independent public accountants of the Company.

      The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF PENDER NEWKIRK & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

      The following are aggregate fees billed to the Company by Pender Newkirk & Company and Ernst and Young LLP during 2003, and Ernst & Young LLP in 2002:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2003	December 31, 2002

Audit Fees	$202,669	$110,500
Audit-Related Fees	109,750	27,425
Tax Fees	17,000	17,050
All Other Fees	—	—

Total Fees	$329,419	$154,975

      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent auditors in connection with statutory and regulatory findings.

      Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

      Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

      All Other Fees. All other fees consist of fees for products and services other than the services reported.

Report of the Audit Committee

      The audit committee oversees the Company’s financial reporting process on behalf of the Board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      In accordance with its charter, the audit committee’s policy is to expressly pre-approve all audit and permissible non-audit services provided by the Company’s independent public accountants before the independent public accountants are engaged by the Company to provide any such services. These services may include audit services, audit related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service and is subject to a specific budget. The Audit committee limits the engagement by the Company of Pender Newkirk & Company for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. During the year ended December 31, 2003, all services provided by Pender Newkirk & Company and Ernst & Young LLP were pre-approved by the audit committee in accordance with this policy.

      The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing

Standards No. 61, as amended (Communication with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of nonaudit services with the auditors’ independence.

      The audit committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The audit committee and the board of directors have also recommended, subject to shareholder approval, the selection of Pender Newkirk & Company as the Company’s independent auditors.

Audit Committee
John Micek III, Chairman
Stuart Brooks
Kwabena Gyimah-Brempong

OTHER BUSINESS

      The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

2005 ANNUAL MEETING OF STOCKHOLDERS

      The Company expects that the 2005 Annual Meeting of Stockholders will be held in June 2005, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Plant City, Florida, and the Company must receive the proposal no later than January 25, 2005 in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

      The Company’s stockholders are advised that currently there is no deadline for providing the Company timely notice of any stockholder proposal to be submitted at the Company’s 2005 Annual Meeting of Stockholders. However, Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders. Accordingly, for the Company’s 2005 Annual Meeting of Stockholders, if stockholders do not submit written notice to the Company’s Corporate Secretary on or before April 10, 2005, the Company may exercise discretionary voting authority under the proxies it solicits in accordance with its best judgment on any stockholder proposal presented at such meeting.

      You are cordially invited to attend the Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

Carole R. Wright

Corporate Secretary

Plant City, Florida

May 25, 2004

EXHIBIT A

UTEK CORPORATION

AUDIT COMMITTEE CHARTER

I     Purpose

      The primary function of the Audit Committee is to assist the Board of Directors of UTEK Corporation (the “Company”) in fulfilling its oversight responsibilities by reviewing: (1) the integrity of the financial statements of the Company, including the financial reports and other financial information provided by the Company to any governmental body or the public; (2) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (3) the Company’s auditing, accounting and financial reporting processes generally; and (4) the independent accountant’s qualification and independence. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

      The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

      The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter. In discharging its duties hereunder, the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

II     Scope

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s management and the independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board and its Audit Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s codes of ethics. The primary responsibility for these matters also rests with the Company’s management.

III     Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC.

      The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. Audit Committee members may be replaced by the Board.

IV     Meetings

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair shall meet with the independent accountants and management quarterly to review the Company financials consistent with Section V.3. below. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

V     Responsibilities and Duties

      To fulfill its responsibilities and duties the Audit Committee, to the extent it deems necessary or appropriate, shall:

     Documents/ Reports Review

1. Review this Charter periodically, at least annually as conditions dictate, and recommend any proposed changes to the Board for approval.

2. Review and discuss with management and the independent accountants the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public including any certification reports, opinion or review rendered by the independent accountants. Recommend to the Board whether the audited financial statements should be included in the Company’s annual report.

3. Review with management and the independent accountants the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q or prior to the release of earnings for that quarter. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of these reviews.

4. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

5. Review and approve any related-party transactions. It is management’s responsibility to bring such related-party transactions to the attention of the members of the Audit Committee. A “related-party transaction” is any transaction which is required to be disclosed pursuant to Item 404 of the SEC’s Regulation S-K.

     Independent Accountants

6. Have the sole authority to appoint or replace the independent accountants (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreement between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

7. Ensure the independence of the independent accountants by:

a. Having the independent accountants deliver to the Audit Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants.

b. Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

c. Ensuring the rotation of the audit partners as required by law.

d. Establishing guidelines relating to the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

e. Discussing with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

     Financial Reporting Processes

9. In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

10. Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

12. Review with the independent accountants all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

13. Review other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

14. Review with the independent auditors all critical accounting policies and practices to be used. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

15. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

     Process Improvements

16. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

17. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit including any restrictions on the scope of work or access to required information.

18. Review any significant disagreement among management and the independent accountants in connection with preparation of financial statements.

19. Review with independent accountants and management the extent to which changes or improvements in financial or accounting practices as approved by the Audit Committee have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements as decided by the Audit Committee.)

     Ethical and Legal Compliance

20. Establish, review and update periodically codes of ethics to ensure that management has established a system to enforce these codes of ethics.

21. Review management’s monitoring of the Company’s compliance with the Company’s codes of ethics and ensure that management has the proper review system in place to ensure that Company’s financial statements reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

22. Review with the Company’s counsel legal compliance matters including corporate securities trading policies.

23. Review with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements.

24. Perform any other activities consistent with this Charter the Company’s By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

25. Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

26. Establish procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

EXHIBIT B

UTEK CORPORATION

AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN

UTEK CORPORATION

AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN

1.	Purpose of Plan

      The purpose of this Plan is to enable UTEK CORPORATION (the “Company”) and its Subsidiaries to compete successfully in attracting, motivating and retaining Employees with outstanding abilities by making it possible for them to purchase Shares on terms that will give them a direct and continuing interest in the future success of the businesses of the Company and its Subsidiaries and encourage them to remain in the employ of the Company or one or more of its Subsidiaries. Each Option is intended to be an Incentive Stock Option, except to the extent that (a) any such Option would exceed the limitations set forth in Section 3.(c) hereof and (b) for Options specifically designated at the time of grant as not being Incentive Stock Options.

2.	Definitions

      For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the United States Internal Revenue Code of 1986, as amended.

(c) “Committee” means the Committee described in Section 9 hereof.

(d) Intentionally omitted.

(e) “Employee” means a person who is regularly employed on a salary basis by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or a Subsidiary.

(f) “Fair Market Value” means, with respect to a Share, if the Shares are then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers’ Automated Quotation System (including The Nasdaq Small cap Market), the average closing price of a Share on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option, then such average closing price for the five trading days immediately preceding the date of such event. If the Shares are not traded on a registered securities exchange or quoted in such a quotation system, the Committee shall determine the Fair Market Value of a Share.

(g) “Incentive Stock Option” means an option granted under this Plan and which is an incentive stock option within the meaning of section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

(h) “Option” means an option granted under this Plan, whether or not such option is an Incentive Stock Option.

(i) “Optionee” means any person who has been granted an Option which Option has not expired or been fully exercised or surrendered.

(j) “Plan” means the Company’s Employee Stock Option Plan.

(k) “Rule 16b-3” means Rule 16b-3 promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor rule.

(l) “Share” means one share of voting common stock, par value $.01 per share, of the Company, and such other stock or securities that may be substituted therefore pursuant to Section 6 hereof.

(m) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Section 424(f) of the Code.

3.	Limits on Options

(a) The total number of Shares with respect to which Options may be granted under the Plan shall not exceed in the aggregate 685,000 Shares (which includes all Shares with respect to which Options have been granted or surrendered for payment in cash or other consideration pursuant to this Plan or predecessor forms of this Plan), subject to adjustment as provided in Section 6 hereof. If any Option expires, terminates or is terminated for any reason prior to its exercise in full, the Shares that were subject to the unexercised portion of such Option shall be available for future grants under the Plan.

(b) No Incentive Stock Option shall be granted to any Employee who at the time such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company or any Subsidiary, determined in accordance with the provisions of Section 422(b)(6) and 424(d) of the Code, unless the option price at the time such Incentive Stock Option is granted is at least 110 percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option and such Incentive Stock Option is not exercisable by its terms after the expiration of five (5) years from the date of grant.

(c) An Incentive Stock Option shall be granted hereunder only to the extent that the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which such Incentive Stock Option and any other “incentive stock option” (within the meaning of Section 422 of the Code) are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee’s employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Incentive Stock Options and any such other “incentive stock options” into account in the order in which such Incentive Stock Options and any such other “incentive stock options” were granted.

(d) No Optionee shall, in any calendar year, be granted Options to purchase more than 100,000 Shares. Options granted to the Optionee and cancelled during the same calendar year shall be counted against such maximum number of Shares. In the event that the number of Options which may be granted is adjusted as provided in the Plan, the above limit shall automatically be adjusted in the same ratio.

4.	Granting of Options

      The Committee is authorized to grant Options to selected Employees pursuant to the Plan. Subject to the provisions of the Plan, the Committee shall have exclusive authority to select the Employees to whom Options will be awarded under the Plan, to determine the number of Shares to be included in such Options, and to determine such other terms and conditions of Options, including terms and conditions which may be necessary to qualify Incentive Stock Options as “incentive stock options” under Section 422 of the Code. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted, unless the Committee provides for a specific date of grant which is subsequent to the date of such approval.

5.	Terms of Stock Options

      Subject to Section 3 hereof, the terms of Options granted under this Plan shall be as follows:

(a) The exercise price of each Share subject to an Option shall be fixed by the Committee. Notwithstanding the prior sentence, the option exercise price of an Incentive Stock Option shall be fixed by the Committee but shall in no event be less than 100% of the Fair Market Value of the Shares subject to such Option.

(b) Options shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution except that the Optionee may, with the consent of the Committee, transfer without consideration Options that do not constitute Incentive Stock Options to the Optionee’s spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

(c) Each Option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten (10) years) after the date on which it was granted as shall be fixed by the Committee, subject in all cases to earlier expiration as provided in subsections (d) and (e) of this Section 5.

(d) During the life of an Optionee, an Option shall be exercisable only by such Optionee (or Optionee’s permitted assignee in the case of Options that do not constitute Incentive Stock Options) and only prior to the end of one (1) month after the termination of the Optionee’s employment with the Company or a Subsidiary, other than by reason of the Optionee’s death, permanent disability or retirement with the consent of the Company or a Subsidiary as provided in subsection (e) of this Section 5, but only if and to the extent the Option was exercisable immediately prior to such termination, and subject to the provisions of subsection (c) of this Section 5. If the Optionee’s employment is terminated for cause, or the Optionee terminates his employment with the Company, all Options granted to date by the Company to the Optionee (including any Options that have become exercisable) shall terminate immediately on the date of termination of employment. Cause shall have the meaning set forth in any employment agreement then in effect between the Optionee and the Company or any of its Subsidiaries, or if the Optionee does not have any employment agreement, cause shall mean (i) if the Optionee engages in conduct which has caused, or is reasonably likely to cause, demonstrable and serious injury to the Company, or (ii) if the Optionee is convicted of a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction, which, in the opinion of the Board, substantially impairs the Optionee’s ability to perform his or her duties to the Company.

(e) If an Optionee: (i) dies while employed by the Company or a Subsidiary or within the period when an Option could have otherwise been exercised by the Optionee; (ii) terminates employment with, or has his employment terminated by, the Company or a Subsidiary by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Optionee; or (iii) terminates employment with the Company or a Subsidiary as a result of such Optionee’s retirement, provided that the Company or such Subsidiary has consented in writing to such Optionee’s retirement, then, in each such case, such Optionee, or the duly authorized representatives of such Optionee (or Optionee’s permitted assignee in the case of Options that do not constitute Incentive Stock Options), shall have the right, at any time within three (3) months after the death, disability or retirement of the Optionee, as the case may be, and prior to the termination of the Option pursuant to subsection (c) of this Section 5, to exercise any Option to the extent such Option was exercisable by the Optionee immediately prior to such Optionee’s death, disability or retirement. In the discretion of the Committee, the three-month period referenced in the immediately preceding sentence may be extended for a period of up to one year.

(f) Subject to the foregoing terms and to such additional terms regarding the exercise of an Option as the Committee may fix at the time of grant, an Option may be exercised in whole at one time or in part from time to time.

(g) Options granted pursuant to the Plan shall be evidenced by an agreement in writing setting forth the material terms and conditions of the grant, including, but not limited to, the number of Shares subject to options. Option agreements covering Options need not contain similar provisions; provided, however, that all such option agreements shall comply with the terms of the Plan.

(h) The Committee is authorized to modify, amend or waive any conditions or other restrictions with respect to Options, including conditions regarding the exercise of Options.

6.	Effect of Changes in Capitalization

(a) If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected, in each case without receipt of consideration by the Company, a proportionate and appropriate adjustment shall be made by the Committee in (i) the aggregate number of Shares subject to the Plan, (ii) the maximum number of Shares for which Options may be granted to any Employee during any calendar year, and (iii) the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Options outstanding but shall include a corresponding proportionate adjustment in the option price per Share.

(b) Subject to Section 6.(c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities, any Option theretofore granted shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, share exchange or consolidation, with a corresponding proportionate adjustment of the option price per Share so that the aggregate option price thereafter shall be the same as the aggregate option price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, share exchange or consolidation.

(c) In the event of: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of an agreement providing for the sale or transfer (other than as a security for obligations of the Company or any Subsidiary) of substantially all of the assets of the Company; or

(iv) the acquisition of more than twenty percent (20%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended, if such acquisition is not preceded by a prior expression of approval by the Board, then, in each such case, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of Shares subject to such Option and the option price, regardless of any provision contained in the Plan or any stock option agreement with respect thereto limiting the exercisability of the Option for any length of time. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause (i) or (iii) of the preceding sentence agrees to assume the outstanding Options or to substitute substantially equivalent options, then the outstanding Options issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable stock option agreements.

(d) Adjustments under this Section 6 relating to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. Options subject to grant or previously granted under the Plan at the time of any event described in this Section 6 shall be subject to only such adjustments as shall be necessary to maintain the proportionate interest of the options and preserve, without exceeding, the value of such options. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding upward to the nearest whole Share or unit.

(e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

7.	Delivery and Payment for Shares; Replacement Options

(a) No Shares shall be delivered upon the exercise of an Option until the option price for the Shares acquired has been paid in full. No Shares shall be issued or transferred under the Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee and adequate provision has been made by the Optionee for satisfying any applicable federal, state or local income or other taxes incurred by reason of the exercise of the Option. Any Shares issued by the Company to an Optionee upon exercise of an Option may be made only in strict compliance with and in accordance with applicable state and federal securities laws.

(b) Payment of the option price for the Shares purchased pursuant to the exercise of an Option and of any applicable withholding taxes shall be made, as determined by the Committee and set forth in the option agreement pertaining to such Option: (i) in cash or by check payable to the order of the Company; (ii) through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the option price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (a) and (b) hereof; provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an Option such limitations or prohibitions on the use of Shares to exercise Options as it deems appropriate. The Committee also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, Shares may be issued directly to the Optionee’s broker upon receipt of the option price in cash from the broker.

(c) To the extent that the payment of the exercise price for the Shares purchased pursuant to the exercise of an Option is made with Shares as provided in Section 7.(b) hereof, then, at the discretion of the Committee, the Optionee may be granted a replacement Option under the Plan to purchase a number of Shares equal to the number of Shares tendered as permitted in Section 7.(b) hereof, with an exercise price per Share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

8.	No Continuation of Employment and Disclaimer of Rights

      No provision in the Plan or in any Option granted or option agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain a director or in the employ of either the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Optionee or beneficiary under the terms of the Plan. An Optionee shall have none of the rights of a shareholder of the Company until and to the extent all or some of the Shares covered by an Option are fully paid and issued to such Optionee.

9.	Administration

(a) Subject to the provisions of subsection (b) of this Section 9, the Plan shall be administered by the Committee which shall interpret the Plan and make all other determinations necessary or advisable for its administration, including such rules and regulations and procedures as it deems appropriate. The Committee shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a “non-employee director” as defined in Rule 16b-3 and as an “outside director” as defined in Section 162(m) of the Code and regulations thereunder. Subject to the provisions of subsection (b) of this Section 9, in the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure hereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons in interest, including the Company, the Optionee and the Company’s shareholders.

(b) Notwithstanding any provision of the Plan to the contrary, any determination or interpretation to be made by the Committee with regard to any question arising under the Plan or any option agreement entered into hereunder may be made by the Board (excluding any Optionee whose Options or the grant to whom is at issue) and shall be final and binding upon all persons in interest, including the Company, the Optionee and the Company’s shareholders.

(c) No member of the Committee or the Board shall be liable for any action taken or decision made, or any failure to take any action, in good faith with respect to the Plan or any Option granted or option agreement entered into hereunder.

10.	No Obligation to Reserve or Retain Shares

      The Board adopted a resolution initially reserving authorized but unissued Shares for the Plan. The Company will be under no further obligation to reserve, or to retain in its treasury, any particular number of Shares in connection with its obligations hereunder.

11.	Amendment of Plan

      The Board, without further action by the shareholders, may amend this Plan from time to time as it deems desirable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for purpose of the Code; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

12.	Termination of Plan

      This Plan shall terminate when all Shares reserved for issuance hereunder have been issued upon the exercise of Options, or by action of the Board pursuant to this paragraph, whichever shall first occur.

13.	Effective Date

      The Plan shall become effective upon the latest to occur of (1) adoption by the Board and (2) approval of this Plan by the shareholders of the Company. The Plan initially became effective on July 12, 1999. Shareholders will be asked to approve the Plan, as amended and restated, at the Company’s Annual Meeting of Stockholders on June 25, 2004.

EXHIBIT C

AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION PLAN

OF
UTEK CORPORATION

1.	Purposes of the Plan

      The purposes of the Amended and Restated Non-Qualified Stock Option Plan (the “Plan”) of UTEK Corporation, a Delaware corporation (the “Company”), are to:

(a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

(c) Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).

      Options granted under this Plan (“Options”) are “nonqualified options” (“NQOs”).

2.	Eligible Persons

      Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3.	Stock Subject to this Plan; Maximum Number of Grants

      Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 315,000 shares of Common Stock (which includes all shares of Common Stock with respect to which Options have been granted or surrendered for payment in cash or other consideration pursuant to this Plan or predecessor forms of this Plan). The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.	Administration

(a) The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.	Granting of Options; Option Agreement

(a) Intentionally omitted.

(b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c) The stock option agreement shall specify that each Option it evidences is an NQO.

6.	Terms and Conditions of Options

      Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1 and Section 6.2.

6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

6.1.3 Time of Option Exercise. Subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the “Vesting Base Date”) and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

(b) Subject to the discretion of the Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “employment” includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator.

6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

(b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

6.2 Terms and Conditions to Which NQOs Are Subject. Options granted under this Plan are designated as NQOs and shall be subject to the following terms and conditions:

6.2.1 Exercise Price.

(a) Except as set forth in Section 6.2.1(b), the exercise price of a NQO shall be not less than 100% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

(b) To the extent required by applicable laws, rules and regulations, the exercise price of a NQO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Shareholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

7.	Manner of Exercise

(a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	Employment or Consulting Relationship

      Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.	Conditions Upon Issuance of Shares

      Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.	Nonexclusivity of the Plan

      The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.	Amendments to Plan

      The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless the Board otherwise concludes that shareholder approval is advisable.

12.	Effective Date of Plan; Termination

      This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate when all shares of Common Stock reserved for issuance hereunder have been issued upon the exercise of Options, or by action of the Board pursuant to this paragraph, whichever shall first occur. The Plan initially became effective on February 2, 2000. Shareholders will be asked to approve the Plan, as amended and restated, at the Company’s Annual Meeting of Stockholders on June 25, 2004.

UTEK CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Clifford M. Gross and Sam Reiber, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Ramada Inn Plantation House, Plant City, 2011 North Wheeler Street, Plant City, Florida 33563 on June 25, 2004 at 9:30 a.m., local time, and at all adjournments thereof, as indicated on this proxy.

1.	FOR	☐	WITHHELD ALL	☐	FOR ALL EXCEPT NOMINEES CROSSED OUT	☐

              To elect:

Clifford M. Gross
Sam Reiber
Stuart M. Brooks
Kwabena Gyimah-Brempong
Arthur Chapnik
John Micek III
Keith A. Witter

              to serve as directors (except as marked to the contrary) for the Company for a one year term expiring in 2005 or until their successors are elected and qualified.

              INSTRUCTIONS: To withhold authority to vote for any individual, strike a line through his name on the list above.

2.	FOR	☐	AGAINST	☐	ABSTAIN	☐

To approve the amendment to the Company’s 1999 Employee Stock Option Plan

3.	FOR	☐	AGAINST	☐	ABSTAIN	☐

To approve the amendment to the Company’s 2000 Non-Qualified Stock Option Plan

4.	FOR	☐	AGAINST	☐	ABSTAIN	☐

To authorize the Company to issue warrants to purchase up to 50,000 shares of the Company’s common stock.

5.	FOR	☐	AGAINST	☐	ABSTAIN	☐

To ratify the selection of Pender Newkirk & Company as the Company’s independent accountants.

              If any other business is presented at the Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Meeting to another time and/or place for the purpose of soliciting additional proxies.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

Dated

Signature

Please sign your name(s) exactly as shown
hereon and date your proxy in the blank
provided. For joint accounts, each joint
owner should sign. When signing as attorney,
executor, administrator, trustee or
guardian, please give your full title as
such. If the signer is a corporation or
partnership, please sign in full corporate
or partnership name by a duly authorized
officer or partner.